JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Balanced Portfolio
(Class 1)
(a series of JPMorgan Insurance Trust)

Supplement dated January 8, 2009
to the Prospectus dated April 25, 2009, as supplemented

The following information supersedes any information to the contrary relating to the JPMorgan Insurance Trust Balanced Portfolio (the “Portfolio”), including any prior supplements.

NOTICE OF LIQUIDATION OF THE JPMORGAN INSURANCE TRUST BALANCED PORTFOLIO. On November 18, 2009, the Board of Trustees of JPMorgan Insurance Trust approved the liquidation and dissolution of the JPMorgan Insurance Trust Balanced Portfolio (the “Portfolio”). In approving the liquidation, the Board of Trustees determined that liquidation of the Portfolio was in the best interest of the Portfolio’s shareholders because of a significant decrease in the Portfolio’s assets over the last several years and limited new distribution opportunities. It is anticipated that the liquidation will occur on April 23, 2010. Because the Portfolio is used as a funding vehicle for the variable annuity contracts and/or variable insurance policies (collectively, “variable insurance contracts”) of several insurance companies, each contract holder will receive additional information from the insurance company offering the contract holder’s particular variable insurance contract about what options the contract holder has for the assets held in the Portfolio.

On the liquidation date, the Portfolio shall distribute pro rata to its shareholders of record (in this case the insurance company separate accounts) all of the assets of the Portfolio in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the liquidation date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the liquidation date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate subject to ratification by the Board. As of the liquidation date, all references to the Portfolio in the Prospectus will be deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

SUP-JPMIT-BAL-0110